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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-89333, 333-44306, 333-70210 and 333-70290.

                                                         /s/ Arthur Andersen LLP

Seattle, Washington
March 18, 2002